UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 16, 2018

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact name of registrant as specified in its charter)

Not Applicable	033-80655	06-1436334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT		06382
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 862-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company pursuant to Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2018, Robert C. Rubenstein resigned as Senior Vice President and General Counsel of the Mohegan Tribal Gaming Authority. In connection with such resignation, the Authority entered into a Separation Agreement, Waiver and Release with Mr. Rubenstein (the “Separation Agreement”) dated as of February 16, 2018 (the “Separation Date”).

The Separation Agreement terminates all obligations of the Authority to Mr. Rubenstein under that certain Employment Agreement, dated as of July 26, 2016, by and between the Authority and Mr. Rubenstein (the “Employment Agreement”), except as specifically set forth in the Separation Agreement. The Separation Agreement provides for the payment of certain separation benefits to Mr. Rubenstein including the following: (a) weekly installments of Mr. Rubenstein’s base annual salary through May 18, 2018, at the rate provided in Mr. Rubenstein’s Employment Agreement as in effect on the Separation Date, payable in accordance with the Authority’s standard payroll procedures; (b) relocation payment in the amount of $15,000.00; (c) payment for accrued and unused paid time off as of the Separation Date; and (d) continuation of health insurance contributions through May 18, 2018.

The Separation Agreement contains certain customary covenants regarding non-competition, confidentiality and mutual non-disparagement. The Separation Agreement also contains customary mutual waiver and release provisions.

The preceding summary of the Separation Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed as part of this report:

No.	Exhibit

10.1	Separation Agreement, Waiver and Release, dated as of February 16, 2018, by and between the Authority and Robert C. Rubenstein.

Exhibit Index

No.	Exhibit

10.1	Separation Agreement, Waiver and Release, dated as of February 16, 2018, by and between the Authority and Robert C. Rubenstein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY

Date: February 23, 2018	By:	/s/ Kevin P. Brown
Kevin P. Brown
Chairman, Management Board